Exhibit 99.2

BJ’s Restaurants, Inc. Announces At-The-Market Equity Offering Program

HUNTINGTON BEACH, Calif., Jan. 21, 2021 (GLOBE NEWSWIRE) — BJ’s Restaurants, Inc. (NASDAQ: BJRI) today announced that it is filling a prospectus supplement with the Securities and Exchange Commission (“SEC”), under which the Company may, from time to time, offer and sell shares of its common stock (the “Shares”) having an aggregate offering price of up to $25,000,000 through an “at-the-market” equity offering program (the “ATM Program”). The Company currently intends to use the net proceeds from sales of Shares under the ATM Program for working capital and other general corporate purposes, including capital expenditures and new restaurant expansion, as well as to strengthen our balance sheet. The timing of any sales under the ATM Program will depend on a variety of factors to be determined by the Company.

The Shares will be offered through J.P. Morgan Securities LLC (“J.P. Morgan”), as sales agent. J.P. Morgan may sell Shares by any method permitted by law deemed to be an “at-the-market offering” as defined in Rule 415 of the Securities Act of 1933, as amended, including without limitation sales made directly on the Nasdaq Global Select Market, on any other existing trading market for the Shares, to or through a market maker or in negotiated transactions. Sales may be made at market prices prevailing at the time of the sale, at prices related to prevailing market prices or at negotiated prices and, as a result, sales prices may vary.

The prospectus supplement adds to, updates or otherwise changes information contained in the accompanying prospectus contained in a shelf registration statement on Form S-3ASR (File No. 333-237813) for the offering of Shares. Prospective investors should read the prospectus, the prospectus supplement and other documents the Company has filed with the SEC (some of which are incorporated by reference into the prospectus and prospectus supplement) for more complete information about the Company, the ATM Program and the risks the Company currently is facing, including those relating to the COVID-19 pandemic. You will be able to obtain copies of the prospectus supplement and accompanying prospectus relating to the offering without charge by visiting the SEC’s website at www.sec.gov.

This press release is for informational purposes only and is not an offer to sell or the solicitation of an offer to buy any Shares of the Company, which is made only by means of a prospectus supplement and related prospectus. There will be no sale of Shares in any jurisdiction in which the offer, solicitation of an offer to buy or sale would be unlawful.

About BJ’s Restaurants, Inc.

BJ’s Restaurants, Inc. (“BJ’s”) is a national brand with brewhouse roots and a menu where craft matters. BJ’s broad menu has something for everyone: slow-roasted entrees, like prime rib, BJ’s EnLIGHTened Entrees® including Cherry Chipotle Glazed Salmon, signature deep dish pizza and the often imitated, but never replicated world-famous Pizookie® dessert. BJ’s has been a pioneer in the craft brewing world since 1996, and takes pride in serving BJ’s award-winning proprietary handcrafted beers, brewed at its brewing operations in five states and by independent third party craft brewers. The BJ’s experience offers high-quality ingredients, bold flavors, moderate prices, sincere service and a cool, contemporary atmosphere. Founded in 1978, BJ’s owns and operates 210 casual dining restaurants in 29 states: Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Florida, Indiana, Kansas, Kentucky, Louisiana, Maryland, Massachusetts, Michigan, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Virginia and Washington. All restaurants offer dine-in, take-out, delivery and large party catering. Due to the COVID-19 pandemic, one of our 210 restaurants remains temporarily closed, 133 of our restaurants are serving guests in our dining rooms in a limited capacity, 16 of our restaurants are serving guests only on the patio or in other outdoor seating, and 60 of our restaurants are operating in a take-out and delivery only capacity, all while adhering to social distancing protocols, and hours are limited. For more BJ’s information, visit http://www.bjsrestaurants.com.

Forward-Looking Statements Disclaimer

Certain statements in the preceding paragraphs and all other statements that are not purely historical constitute “forward-looking” statements for purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby. Such statements include, but are not limited to, those regarding expected comparable restaurant sales and margins, total potential domestic capacity, the success of various sales-building and productivity initiatives, future guest traffic trends, on and off-premise sales trends, the percentage of restaurants open and the timing of the re-opening of our restaurants for on premise dining, construction cost savings initiatives and the number and timing of new restaurants expected to be opened in future periods. These “forward-looking” statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those projected or anticipated. Factors that might cause such differences include, but are not limited to: (i) the effect of the COVID-19 pandemic on our restaurant sales and operations, labor and staffing, customer traffic, our supply chain and the ability of our suppliers to continue to timely deliver food and other supplies necessary for the operation of our restaurants, the ability to manage costs and reduce expenditures and the availability of additional financing, (ii) our ability to manage new restaurant openings, (iii) construction delays, (iv) labor shortages, (v) increases in minimum wage and other employment related costs, including compliance with the Patient Protection and Affordable Care Act and minimum salary requirements for exempt team members, (vi) the effect of credit and equity market disruptions on our ability to finance our continued expansion on acceptable terms, (vii) food quality and health concerns and the effect of negative publicity about us, our restaurants, other restaurants, or others across the food supply chain, due to food borne illness or other reasons, whether or not accurate, (viii) factors that impact California, Texas and Florida, where a substantial number of our restaurants are located, (ix) restaurant and brewery industry competition, (x) impact of certain brewing business considerations, including without limitation, dependence upon suppliers, third party contractors and distributors, and related hazards, (xi) consumer spending trends in general for casual dining occasions, (xii) potential uninsured losses and liabilities due to limitations on insurance coverage, (xiii) fluctuating commodity costs and availability of food in general and certain raw materials related to the brewing of our craft beers and energy requirements, (xiv) trademark and service-mark risks, (xv) government regulations and licensing costs, (xvi) beer and liquor regulations, (xvii) loss of key personnel, (xviii) inability to secure acceptable sites, (xix) legal proceedings, (xx) other general economic and regulatory conditions and requirements, (xxi) the success of our key sales-building and related operational initiatives, (xxii) any failure of our information technology or security breaches with respect to our electronic systems and data, and (xxiii) numerous other matters discussed in the Company’s filings with the Securities and Exchange Commission, including its recent reports on Forms 10-K, as amended, 10-Q and 8-K. The “forward-looking” statements contained in this press release are based on current assumptions and expectations, and BJ’s Restaurants, Inc. undertakes no obligation to update or alter its “forward-looking” statements whether as a result of new information, future events or otherwise.

For further information, please contact Greg Levin of BJ’s Restaurants, Inc. at (714) 500-2400 or JCIR at (212) 835-8500 or at bjri@jcir.com.